SUPPLEMENT DATED SEPTEMBER 8, 2004 TO

                        PROSPECTUS DATED MAY 1, 2004 FOR

                       CORPORATE FLEXIBLE PREMIUM VARIABLE

                        UNIVERSAL LIFE INSURANCE POLICIES

                                    ISSUED BY

                  NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

                                   THROUGH ITS

                       NATIONWIDE VL SEPARATE ACCOUNT - D


This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.


THE SUBSECTION "MODES TO MAKE A TRANSFER" UNDER THE SECTION "THE POLICY" IS REVISED AS FOLLOWS:

1.   Replace the first paragraph with the following:

     With respect to any telephonic or electronic mode of communication, including the Internet, we monitor transfer activity for potentially harmful investment practices. For policies owned by a natural person, you are limited to 20 "transfer events" per calendar year. If you initiate transfer events within a lesser time interval at a pace that is equivalent to 20 within a year, you may be required to submit all subsequent transfers via U.S. mail. To calculate transfer events, at the end of each Valuation Period, we will group together all of your transfer requests for the day. We will count this grouping as a "transfer event," regardless of the number of Sub-Accounts involved. Once 20 transfer events or the equivalent occur, you may continue to make transfers, but only by sending your written request to us at our Home Office via first class U.S. mail until the end of the year. Then, we begin to count transfer events over again.

2.   Insert the following after the first paragraph:

     For policies owned by a corporation or another entity, we monitor transfer activity for potentially harmful investment practices, however, we do not systematically monitor the transfer instructions of individual persons. Our procedures include the review of aggregate entity-level transfers, not individual transfer instructions. It is our intention to protect the interests of all contract owners; it is possible, however, for some harmful trading to go on undetected by us. For example, in some instances, an entity may make transfers based on the instruction of multiple parties such as employees, partners, or other affiliated persons based on those persons participation in entity sponsored programs. We do not systematically monitor the transfer instructions of these individual persons. We monitor aggregate trades among the Sub-Accounts for frequency, pattern, and size. If two or more transfer events are submitted in a 30 day period, we may impose conditions on your ability to submit trades. These restrictions include revoking your privilege to make trades by any means other than written communication submitted via U.S. Mail for a twelve-month period.


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THE SUBSECTION "DISTRIBUTION, PROMOTIONAL AND SALES EXPENSES" UNDER THE SECTION
"A NOTE ON CHARGES" IS REVISED AS FOLLOWS:

1.   Replace the first paragraph with the following:

     Commissions to brokerage firms are among the promotional and sales expenses we incur upon distribution of the Policy. We may pay a maximum gross commission of up to 35% of first year premiums and 10% for renewal premiums after the first year. In addition, we may pay asset-based commissions of up to 0.70% of the non-loaned Cash Value per year. The payment of such compensation to the brokerage firms is contingent on the long-term persistency of each Policy and all Policies sold on our behalf by such firms in the aggregate. The actual amount of commissions we pay depends on factors such as the aggregate amount of premiums we receive from all Policies sold on our behalf by the respective brokerage firms, the revenues we receive from the investment options included within the Policies, and the scope of services these brokerage firms provide. Individual registered representatives typically receive a portion of the commissions we pay, depending on their arrangement with their brokerage firm.

2.   Delete the second paragraph in its entirety.

3.   Add the following paragraphs at the end of the section:

     We may also provide marketing and expense allowances to brokerage firms based upon our assessment of that firm's capabilities as well as demonstrated willingness and ability to promote and market our products. The firms determine how these allowances are spent.

     If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative or Nationwide's Corporate Insurance Unit.


THE "LEGAL PROCEEDINGS" SECTION OF YOUR PROSPECTUS IS AMENDED TO ADD THE FOLLOWING IN THE SECOND TO LAST PARAGRAPH:

The SEC, in conjunction with the New York State Attorney General, is conducting an investigation of market timing in certain international and global mutual funds offered in insurance products underwritten by Nationwide.